[Peoples Benefit Life Insurance Company]

March 15, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account V

Personal Manager Variable Annuity

File No. 33-72838, 811-6564, CIK 884067

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: Variable Insurance Products Fund, Dreyfus Variable Investment Fund, and Strong Variable Insurance Funds, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Dreyfus Variable Investment Fund-Service Class (CIK: 813383) filed February 24, 2004

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed February 26, 2004

•	Variable Insurance Products Fund (CIK: 356494; 831016) filed February 27, 2004

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed Assistant General Counsel